Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report On Form 10-KSB of MCA Holdings Corporation (the "Company") for the year ending December 31, 2006, I, Wai Leung Cheng, Chief Executive Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Annual Report on Form 10-KSB for the year ending December 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Annual Report on Form 10-KSB for the year ending December 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 23, 2007

MCA Holdings Corporation

By: /s/ Wai Leung Cheng

           Wai Leung Cheng

{A0037766.DOC}

Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report On Form 10-KSB of MCA Holdings Corporation (the "Company") for the year ending December 31, 2006, I, Chee Ping Ng, Chief Financial Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Annual Report on Form 10-KSB for the year ending December 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Annual Report on Form 10-KSB for the year ending December 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 23, 2007

MCA Holdings Corporation

By:  /s/ Chee Ping Ng

          Chee Ping Ng

{A0037766.DOC}